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                                  EXHIBIT (14)

                               POWERS OF ATTORNEY


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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                              SEPARATE ACCOUNT VA B

Know all men by these presents that Christopher H. Garrett, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA B, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitutes, may do or cause to be done by virtue hereof.

                                    /s/ Christopher H. Garrett
                                    --------------------------------------------
                                    Christopher H. Garrett
                                    Vice President
                                    Transamerica Life Insurance Company

December 10, 2002
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Date


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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                              SEPARATE ACCOUNT VA B

Know all men by these presents that Arthur C. Schneider, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA B, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitutes, may do or cause to be done by virtue hereof.

                                    /s/ Arthur C. Schneider
                                    --------------------------------------------
                                    Arthur C. Schneider
                                    Vice President
                                    Transamerica Life Insurance Company

December 10, 2002
------------------
Date